SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 22, 2008

(Date of Earliest Event Reported)

HAMMONDS INDUSTRIES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

Nevada	88-0225318
(State of Incorporation)	(I.R.S. Employer Identification No.)

601 Cien Street, Suite 235 Kemah, TX	77565-3077
(Address of Principal Executive Offices)	(ZIP Code)

  Registrant's Telephone Number, Including Area Code: (281) 334-9479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

(a)(1) In response to a letter from the SEC in connection with the review of the Company’s Form 10-QSB for Fiscal Quarter Ended September 30, 2006, the Company has reexamined the Unaudited Proforma Consolidated Balance Sheets and Statement of Operations included with the Form 8-K/A filing submitted on July 6, 2005, for the acquisition of the Hammonds Companies.  As a result of our reexamination, we have restated the Unaudited Proforma Consolidated Balance Sheets and Statement of Operations.

The statements as filed on July 5, 2005 are included below:

INTERNATIONAL AMERICAN TECHNOLOGIES, INC.
Unaudited Proforma Consolidated Balance Sheet
April 30, 2005

	International	Hammonds
	American	Technical	Proforma	Proforma
	Technologies, Inc.	Services, Inc.	Adjustments	Consolidated
Assets
Current assets:
Cash	$305	$56,506	$-	$56,811
Accounts receivable, net	-	509,366	-	509,366
Inventories	-	808,838	-	808,838
Prepaid expenses and other current assets	25,000	29,661	-	54,661
Total current assets	$25,305	$1,404,371	$-	$1,429,676

Notes receivable	$435,000	$-	$-	$435,000
Property and equipment, net	-	826,765	-	826,765
Excess of cost over net assets of businesses acquired, net	-	3,845,815	-	3,845,815
Other intangible assets, net	-	173,749	-	173,749
Investments in consolidated subsidiary	1,848,300	-	(1,848,300)	-
Other assets	-	18,685	-	18,685
Total assets	$2,308,605	$6,269,385	$(1,848,300)	$6,729,690
Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable and accrued expenses	$26,098	$1,452,585	$-	$1,478,683
Short-term notes payable	173,300	1,192,682	-	1,365,982
Due to parent company	1,296,887	-	-	1,296,887
Total current liabilities	$1,496,285	$2,645,267	$-	$4,141,552

Minority interest	-	-	1,775,818	1,775,818
Total liabilities	$1,496,285	$2,645,267	$1,775,818	$5,917,370

Stockholders' equity (deficit):
Preferred stock	$-	$-	$-	$-
Common stock	2,000	209,580	(209,580)	2,000
Additional paid-in capital	1,554,142	6,104,909	(6,104,909)	1,554,142
Accumulated deficit	(141,322)	(2,507,871)	2,507,871	(141,322)
	$1,414,820	$3,806,618	$(3,806,618)	$1,414,820
Less: Treasury stock	(602,500)	(182,500)	182,500	(602,500)
Total stockholders' equity	812,320	3,624,118	(3,624,118)	812,320
Total liabilities and stockholders' equity	$2,308,605	$6,269,385	$(1,848,300)	$6,729,690

INTERNATIONAL AMERICAN TECHNOLOGIES, INC.
Unaudited Proforma Consolidated Statement of Operations
Four months ended April 30, 2005

	International	Hammonds
	American	Technical	Proforma	Proforma
	Technologies, Inc.	Services, Inc.	Adjustments	Consolidated
Revenues	$-	$1,560,439	$-	$1,560,439
Costs and expenses:
Cost of sales	-	1,133,218	-	1,133,218
Selling, general and administrative	27,387	671,989	-	699,376
Total costs and expenses	27,387	1,805,207	-	1,832,594

Operating loss	(27,387)	(244,768)	-	(272,155)

Other income (expenses):
Interest income	7,580	-	-	7,580
Total other income	7,580	-	-	7,580

Net loss before income taxes	(19,807)	(244,768)	-	(264,575)

Provision for income taxes	-	-	-	-

Net loss from operations	$(19,807)	$(244,768)	$-	$(264,575)

The statements as refiled on March 18, 2008, are included below:

INTERNATIONAL AMERICAN TECHNOLOGIES, INC.
Unaudited Proforma Consolidated Balance Sheets
April 30, 2005

	International	Hammonds
	American	Technical	Proforma	Proforma
	Technologies, Inc.	Services, Inc.	Adjustments	Consolidated
Assets
Current assets:
Cash	$305	$56,506	$-	$56,811
Accounts receivable, net	-	540,934	-	540,934
Inventories	-	808,838	-	808,838
Prepaid expenses and other current assets	25,000	29,661	-	54,661
Total current assets	25,305	1,435,939	-	1,461,244

Notes receivable	435,000	-	-	435,000
Property and equipment, net	-	418,603	254,792	673,395
Other intangible assets, net	-	173,749	2,711,508	2,885,257
Due from parent company	378,113	-	-	378,113
Other assets	-	62,685	-	62,685
Total assets	$838,418	$2,090,976	$2,966,300	$5,895,694
Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable and accrued expenses	$26,098	$1,313,376	$-	$1,339,474
Short-term notes payable	-	785,000	173,300	958,300
Total current liabilities	26,098	2,098,376	173,300	2,297,774

Deferred taxes	-	-	503,200	503,200
Total liabilities	26,098	2,098,376	676,500	2,800,974

Stockholders' equity (deficit):
Preferred stock	-	-	-	-
Common stock	2,000	209,580	(209,580)	2,000
Additional paid-in capital	1,554,142	2,430,109	(147,709)	3,836,542
Accumulated deficit	(141,322)	(2,464,589)	2,464,589	(141,322)
	1,414,820	175,100	2,107,300	3,697,220
Less: Treasury stock	(602,500)	(182,500)	182,500	(602,500)
Total stockholders' equity	812,320	(7,400)	2,289,800	3,094,720
Total liabilities and stockholders' equity	$838,418	$2,090,976	$2,966,300	$5,895,694

INTERNATIONAL AMERICAN TECHNOLOGIES, INC.
Unaudited Proforma Consolidated Statement of Operations
Four months ended April 30, 2005

	International	Hammonds
	American	Technical	Proforma	Proforma
	Technologies, Inc.	Services, Inc.	Adjustments	Consolidated
Revenues	$-	$1,560,439	$-	$1,560,439
Costs and expenses:
Cost of sales	-	1,133,218	-	1,133,218
Selling, general and administrative	27,387	673,160	-	700,547
Total costs and expenses	27,387	1,806,378	-	1,833,765

Operating loss	(27,387)	(245,939)	-	(273,326)

Other income (expenses):
Other income	-	171	-	171
Interest income	7,580	-	-	7,580
Total other income	7,580	171	-	7,751

Net loss before income taxes	(19,807)	(245,768)	-	(265,575)

Provision for income taxes	-	-	-	-

Net loss from operations	$(19,807)	$(245,768)	$-	$(265,575)

The differences on a Proforma Consolidated basis are summarized below:

INTERNATIONAL AMERICAN TECHNOLOGIES, INC.
Unaudited Proforma Consolidated Balance Sheets
April 30, 2005

	Proforma	Proforma	Proforma
	Consolidated	Consolidated	Consolidated
	As previously reported	Restatement adjustments	As Restated
Assets
Current assets:
Cash	$56,811	$-	$56,811
Accounts receivable, net	509,366	31,568	540,934
Inventories	808,838	-	808,838
Prepaid expenses and other current assets	54,661	-	54,661
Total current assets	$1,429,676	$31,568	$1,461,244

Notes receivable	$435,000	$-	$435,000
Property and equipment, net	826,765	(153,370)	673,395
Excess of cost over net assets of businesses acquired, net	3,845,815	(3,845,815)	-
Other intangible assets, net	173,749	2,711,508	2,885,257
Due from parent company	-	378,113	378,113
Other assets	18,685	44,000	62,685
Total assets	$6,729,690	$(833,996)	$5,895,694
Liabilities and Stockholders' Equity

Current liabilities:
Accounts payable and accrued expenses	$1,478,683	$(139,209)	$1,339,474
Short-term notes payable	1,365,982	(407,682)	958,300
Due to parent company	1,296,887	(1,296,887)	-
Total current liabilities	$4,141,552	$(1,843,778)	$2,297,774

Deferred taxes	-	503,200	503,200
Minority interest	1,775,818	(1,775,818)	-
Total liabilities	$5,917,370	$(3,116,396)	$2,800,974

Stockholders' equity (deficit):
Preferred stock	-	-	-
Common stock	$2,000	$-	$2,000
Additional paid-in capital	1,554,142	2,282,400	3,836,542
Accumulated deficit	(141,322)	-	(141,322)
	$1,414,820	$2,282,400	$3,697,220
Less: Treasury stock	(602,500)	-	(602,500)
Total stockholders' equity	812,320	2,282,400	3,094,720
Total liabilities and stockholders' equity	$6,729,690	$(833,996)	$5,895,694

INTERNATIONAL AMERICAN TECHNOLOGIES, INC.
Unaudited Proforma Consolidated Statement of Operations
Four months ended April 30, 2005

	Proforma	Proforma	Proforma
	Consolidated	Consolidated	Consolidated
	As previously reported	Restatement adjustments	As Restated
Revenues	$1,560,439	$-	$1,560,439
Costs and expenses:
Cost of sales	1,133,218	-	1,133,218
Selling, general and administrative	699,376	1,171	700,547
Total costs and expenses	1,832,594	1,171	1,833,765

Operating loss	(272,155)	(1,171)	(273,326)

Other income (expenses):
Other income	-	171	171
Interest income	7,580	-	7,580
Total other income	7,580	171	7,751

Net loss before income taxes	(264,575)	(1,000)	(265,575)

Provision for income taxes	-		-

Net loss from operations	$(264,575)	$(1,000)	$(265,575)

(2) In response to a letter from the SEC in connection with the review of the Company’s Form 10-QSB for Fiscal Quarter Ended September 30, 2006, the Company has reexamined the footnote disclosures.  As a result of our reexamination, we have restated footnotes (1) Summary of Significant Accounting Policies and (2) Acquisition of Hammonds Technical Services, Inc. for the years ended December 31, 2005 and 2006, and for the period ended March 31, 2007.

The first sentence has been revised as follows in footnote (1) Summary of Significant Accounting Policies:

For the year ended December 31, 2005:
International American Technologies, Inc., f/k/a Unlimited Coatings Corporation, (the "Company"), is a 81% owned subsidiary of American International Industries, Inc. (AIII).

For the year ended December 31, 2006:
International American Technologies, Inc., f/k/a Unlimited Coatings Corporation, (the "Company"), is a 45.1% owned subsidiary of American International Industries, Inc. (AIII).

For the period ended March 31, 2007:
Hammonds Industries, Inc., f/k/a International American Technologies, Inc. (the "Company"), is a 40.7% owned subsidiary of American International Industries, Inc.

The following has been added as paragraph 2 in footnote (2) Acquisition of Hammonds Technical Services, Inc.:

The Company believes that $10 per share is appropriate to record the valuation of the 145,000 restricted shares. SFAS No. 141, Paragraph 25, states that “A business combination agreement may provide for the issuance of additional shares of a security or the transfer of cash or other consideration contingent on specified events or transactions in the future.” Further, Paragraph 26, states that “amounts of contingent consideration that are determinable at the date of acquisition shall be included in determining the cost of an acquired entity and recorded at that date.” The sellers of 51% of Hammonds and Mr. Daniel Dror entered into a stock repurchase agreement as of April 28, 2005, where the sellers agreed to sell the 145,000 shares to Mr. Daniel Dror for $10.00 per share through the third anniversary of the effective date of the agreement. This stock repurchase agreement provides a specific price for a specific period of time for the repurchase of the 145,000 restricted shares.

(3) In response to a letter from the SEC in connection with the review of the Company’s Form 10-QSB for Fiscal Quarter Ended September 30, 2006, the Company has reexamined the treatment of the valuation of the preferred stock issued by Hammonds. As a result of our reexamination and the analysis of professional literature related to this very technical and complicated issue, we have restated the financial statements as of September 30, 2006, December 31, 2006, and March 31, 2007. The differences are summarized below:

	Three Months Ended September 30, 2006
	As previously reported	Restatement adjustments	As restated
Net loss applicable to common shareholders	$(945,489)	$(1,290,898)	$(2,236,387)
Deemed dividend	$-	$(1,290,898)	$(1,290,898)
Net loss per share applicable to common shareholders – Basic and diluted	$(0.03)	$(0.04)	$(0.07)

	Nine Months Ended September 30, 2006
	As previously reported	Restatement adjustments	As restated
Net loss applicable to common shareholders	$(1,578,354)	$(1,290,898)	$(2,869,252)
Deemed dividend	$-	$(1,290,898)	$(1,290,898)
Net loss per share applicable to common shareholders – Basic and diluted	$(0.07)	$(0.05)	$(0.12)

	September 30, 2006
	As previously reported	Restatement adjustments	As restated
Additional paid-in capital - preferred stock	$-	$1,290,731	$1,290,731
Additional paid-in capital - beneficial conversion	$-	$1,290,898	$1,290,898
Additional paid-in capital - warrants	$-	$1,419,222	$1,419,222
Additional paid-in capital	$7,695,359	$(2,709,953)	$4,985,406
Accumulated deficit	$(2,894,523)	$(1,290,898)	$(4,185,421)

	Year Ended December 31, 2006
	As previously reported	Restatement adjustments	As restated
Net loss applicable to common shareholders	$(2,506,988)	$(1,290,898)	$(3,797,886)
Deemed dividend	$-	$(1,290,898)	$(1,290,898)
Net loss per share applicable to common shareholders – Basic and diluted	$(0.09)	$(0.05)	$(0.14)

Additional paid-in capital - preferred stock	$-	$1,290,731	$1,290,731
Additional paid-in capital - beneficial conversion	$-	$1,290,898	$1,290,898
Additional paid-in capital - warrants	$-	$1,419,222	$1,419,222
Additional paid-in capital	$7,677,731	$(2,709,953)	$4,967,778
Accumulated deficit	$(3,823,155)	$(1,290,898)	$(5,114,053)

	March 31, 2007
	As previously reported	Restatement adjustments	As restated
Additional paid-in capital - preferred stock	$-	$1,290,731	$1,290,731
Additional paid-in capital - beneficial conversion	$-	$1,290,898	$1,290,898
Additional paid-in capital - warrants	$-	$1,153,556	$1,153,556
Additional paid-in capital	$8,372,006	$(2,444,287)	$5,927,719
Accumulated deficit	$(4,714,022)	$(1,290,898)	$(6,004,920)

In addition, the following footnote has been added or restated to reflect the appropriate treatment of the preferred stock issuance.  For the Form 10-KSB/A for the Fiscal Year Ended December 31, 2006, it is footnote 8.  For the Forms 10-QSB/A for the Periods Ended September 30, 2006 and March 31, 2007, it is footnote 10.

Preferred Stock
The Company entered into preferred stock agreements with VOMF, described below, with the strategic objectives to raise working capital funds, bring in outside investors, and provide liquidity for the Company’s common shares.

In August and September 2006, the Company sold to VOMF 833,333 shares of Series A Preferred Stock and 833,333 shares of Series B Preferred Stock, respectively. In connection with the sale of the Series A convertible preferred stock, the Company issued VOMF: (i) Series A Warrants to purchase an additional 8,333,333 shares at $0.18 per share, expiring in August 2011; and (ii) Series B Warrants to purchase an additional 8,333,333 shares at $0.18 per share, expiring in August 2007. In connection with the sale of the Series B convertible preferred stock, the Company issued VOMF: (i) Series C Warrants to purchase an additional 8,333,333 shares at $0.50 per share, expiring on September 29, 2011; and (ii) we agreed to extend the expiration dates on the Series B Warrants issued in the August 2006 Private Financing Transactions from August 2007 to August 2008.

Each share of Series A and Series B Preferred Stock is convertible into ten shares of the Company's common stock. The Company received net proceeds of approximately $2,710,120 from the sale of Series A and Series B Preferred Stock and will receive gross proceeds of $5,180,466 if all of the Series A and B Warrants and the remaining 4,362,922 Series C Warrants are exercised by VOMF.

American International Industries’ ownership interest in the Company will decrease if and when VOMF converts its Series A and Series B Preferred Stock and/or exercises warrants issued in the VOMF August and September 2006 private financing transactions into shares of common stock.

The Company reviewed the following accounting standards to determine the appropriate accounting for these issuances:

- SFAS No. 133: Accounting for Derivative Instruments and Hedging Activities
- SFAS No. 150: Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity
- EITF 00-19: Accounting for Derivative Financial Instruments Indexed to, and Potentially Settled in, a Company’s Own Stock
- EITF 98-5: Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios
- EITF 00-27: Application of Issue No. 98-5 to Certain Convertible Instruments
- EITF Topic D-98: Classification and Measurement of Redeemable Securities
- ASR No. 268: Redeemable Preferred Stocks

We concluded that all components of these issuances should be classified as equity, because the only way for the value of the conversion feature and the fair value of the warrants to be realized is through the issuance of shares. The Company has sufficient authorized and unissued shares available to settle the contracts after considering all other commitments that may require the issuance of stock.

The proceeds for these issuances are required to be allocated based on the relative fair values of the securities issued. We valued the warrants using the Black-Scholes model, using the following assumptions:

	Stock Price on Date of Issuance	Volatility	Risk-Free Interest Rate
Warrants A – Aug. 8, 2006	$0.25	102.4%	6.25%
Warrants B – Aug. 8, 2006	$0.25	102.4%	6.25%
Warrants A – Aug. 23, 2006	$0.44	106.4%	6.25%
Warrants B – Aug. 23, 2006	$0.44	106.4%	6.25%
Warrants B – Sept. 30, 2006	$0.40	104.45%	6.25%
Warrants B – Sept. 30, 2006	$0.40	104.45%	6.25%
Warrants C – Sept. 30, 2006	$0.40	104.45%	6.25%

Volatility was determined using 26 observations of the closing stock price over the prior year.

The Black-Scholes model assumes an active trading market for the underlying security. It does not price in the impact of potential large trades for a thinly traded stock. Since the Company’s common stock is thinly traded, realization of the resulting fair value of the warrants that this model yields is unlikely, due to the large number of shares involved. Other financial models would yield different values, but are less accessible and costly to produce.

The proceeds from the preferred share issuances have been allocated based on the relative fair values of the securities issued as follows:

	Exercise Price / Term	Fair Value	Allocation of Proceeds
Preferred A – Aug. 8, 2006	10 to 1	$1,388,888.75	$387,499.34
Warrants A – Aug. 8, 2006	$0.18 / 5 years	$1,139,517.82	$317,924.97
Warrants B – Aug. 8, 2006	$0.18 / 1 year	$709,497.05	$197,949.36
Totals		$3,237,903.62	$903,373.67

	Exercise Price / Term	Fair Value	Allocation of Proceeds
Preferred A – Aug. 23, 2006	10 to 1	$1,222,222.32	$176,643.37
Warrants A – Aug. 23, 2006	$0.18 / 5 years	$1,076,403.58	$155,568.71
Warrants B – Aug. 23, 2006	$0.18 / 1 year	$826,663.96	$119,474.75
Totals		$3,125,289.86	$451,686.83

	Exercise Price / Term	Fair Value	Allocation of Proceeds
Preferred B – Sept. 30, 2006	10 to 1	$3,333,333.20	$726,755.40
Warrants B – Sept. 30, 2006	$0.18 / 1 year	$(2,118,000.19)	$(461,780.44)
Warrants B – Sept. 30, 2006	$0.18 / 2 years	$2,442,305.00	$532,487.52
Warrants C – Sept. 30, 2006	$0.50 / 5 years	$2,557,476.70	$557,598.02
Totals		$6,215,114.71	$1,355,060.50

As part of the Preferred B issuance, the Warrants B with an expiration term of 1 year, which were issued with the Preferred A stock, were cancelled and Warrants B with an expiration term of 2 years were issued. The Company accounted for the change in expiration terms as part of the Preferred B issuance because we regard the consideration given for this issuance to include the change in expiration terms.

The Company has determined that a beneficial conversion feature exists. Based on our review of the “Emerging Issues Task Force” EITF 98-5, Accounting for Convertible Securities with Beneficial Conversion Features or Contingently Adjustable Conversion Ratios, and EITF 00-27, Application of Issue No. 98-5 to Certain Convertible Instruments, the amount of proceeds allocated to the Series A and Series B Convertible Preferred Stock should be assigned to the embedded conversion feature with a corresponding amount recorded as a “deemed dividend” to the preferred shareholders. This is based on paragraph 6 of EITF 98-5, which states that “the discount assigned to the beneficial conversion feature is limited to the amount of the proceeds allocated to the convertible instrument.”

We allocated the following amounts to the embedded conversion feature and recorded a deemed dividend to the preferred shareholders:

Preferred A – August 8, 2006	$387,499.34
Preferred A – August 23, 2006	$176,643.37
Preferred B – September 30, 2006	$726,755.40
Total deemed dividend	$1,290,898.11

In connection with the agreement of VOMF to exercise up to 4,000,000 Series C Warrants in March 2007, the Company reduced the exercise price from $0.50 per share to $0.18 per share through December 31, 2007, following which the exercise price reverts to $0.50 per share. On March 27, 2007, VOMF exercised 3,970,400 Series C Warrants at a price of $0.18 per share with gross proceeds of $714,672 to the Company. This modification to the initial agreement requires a comparison of the fair values of the warrants immediately before and after the modification. As a result of this comparison, we have calculated a fair value reduction of $193,559.56 for this modification. Since no additional value was given to the holders of these warrants, no expense has been recognized for the change in exercise price.

We valued the warrants using the Black-Scholes model, using the following assumptions:

	Stock Price on Date of Reduction	Volatility	Risk-Free Interest Rate
Warrants C – March 19, 2007	$0.35	105.33%	6.25%

The Black-Scholes model yielded the following valuations for the warrants

	Exercise Price / Term	Fair Value
Warrants C – March 19, 2007	$0.50 / 4.53 years		$1,018,320.96
Warrants C – March 19, 2007	$0.18 / .79 year	$	(824,761.40)
Fair value reduction			$193,559.56

The material terms of these issuances are disclosed in the following paragraphs.

Series A Convertible Preferred Stock. The principal terms of the Series A Preferred Stock are as follows:

Voting: Except with respect to specified transactions that may affect the rights, preferences, privileges or voting power of the Series A Preferred Stock and except as otherwise required by Nevada law, the Series A Preferred Stock has no voting rights. We shall not affect certain specified transactions, which include authorizing or increasing the authorized or issued amount of any stock ranking pari passu or senior to the Series A Preferred Stock with respect to the distribution of assets on liquidation or the dissolution or winding up, without the affirmative vote or consent of the holders, voting as a class, of at least 75% of the shares of the Series A Preferred Stock outstanding at the time. Dividends: The holders of Series A Preferred Stock are entitled to receive out of legally available assets dividends at the rate of 8% per annum, payable semi-annually on June 30 and December 31. Dividends on the Series A Preferred Stock are cumulative and are prior and in preference to payment of any dividend or distribution on any junior stock. So long as any shares of Series A Preferred Stock are outstanding, we will not declare, pay or set apart for payment any dividend or make any distribution on any junior stock (other than dividends or distributions payable in additional shares of junior stock), unless at the time of such dividend or distribution we shall have paid all accrued and unpaid dividends on Series A Preferred Stock. Conversion: The holder of Series A Preferred Stock may, at their option, elect to convert all or any portion of the shares of the Series A Preferred Stock into a number of shares of common stock equal to the quotient of (i) the liquidation preference amount ($1.80) of the shares of Series A Preferred Stock being converted plus any accrued but unpaid dividends divided by (ii) the conversion price, which initially is $0.18 per share, subject to certain adjustments. If, within 3 business days of our receipt of a conversion notice, our transfer agent shall fail to issue to the holder the proper number of shares of common stock subject to the conversion notice, or fail to issue a new preferred stock certificate representing the number of shares of Series A Preferred Stock to which such holder is entitled, we shall be required to pay additional damages on each business day after such 3rd business day that such conversion is not timely effected equal to 0.5% of the product of: (i) the number of shares of common stock not timely issued and, in the event we failed to timely deliver a preferred stock certificate, the number of shares of common stock issuable upon conversion of the shares of Series A Preferred Stock represented by such certificate; and (ii) the closing bid price of our common stock on the last possible date which we could have timely issued such common stock and/or such preferred stock certificate. If we fail to pay those additional damages within 5 business days of the date incurred, then such payment shall bear interest at the rate of 2.0% per month (pro rated for partial months) until such payments are made. The conversion price of the Series A Preferred Stock may be adjusted in the event of (i) common stock split or reclassification; (ii) capital reorganization; (iii) distribution of dividends; or (iv) the issuance or sale of additional shares of common stock or equivalents.

Liquidation. In the event of the liquidation, dissolution or winding up of our affairs, the holders of outstanding shares of Series A Preferred Stock shall be entitled to receive, out of our assets available for distribution to shareholders, an amount equal to $1.80 per share or the liquidation preference amount of the Series A Preferred Stock plus any accrued and unpaid dividends before any payment shall be made or any assets distributed to the holders of the common stock or any other junior stock. If our assets are not sufficient to pay in full the liquidation preference amount plus any accrued and unpaid dividends payable to the holders of outstanding shares of the Series A Preferred Stock and any series of preferred stock or any other class of stock ranking pari passu, as to rights on liquidation, dissolution or winding up, with the Series A Preferred Stock, then all of said assets will be distributed among the holders of the Series A Preferred Stock and the other classes of stock ranking pari passu with the Series A Preferred Stock, if any, ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. All distribution payments, shall be in cash, property valued at its fair market value as determined by an independent appraiser or a combination thereof.

Series B Convertible Preferred Stock. The principal terms of the Series B Preferred Stock are identical to those of the Series A Preferred Stock except that the dividends on the Series B Preferred Stock shall be at the rate of 4% per annum.

(4) The Board of Directors has discussed with its independent accountant, GLO CPAs LLLP, the matters disclosed in the filing of this Item 4.02(a).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

/s/ DANIEL DROR
   CHAIRMAN AND CEO
   Dated: March 19, 2008

/s/ SHERRY L. COUTURIER
  CFO
   Dated: March 19, 2008